UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

 INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

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Brinker Capital Destinations Trust

(Name of Registrant as Specified in its Charter)

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BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, Pennsylvania 19312
DESTINATIONS REAL ASSETS FUND
February 26, 2026
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT
REGARDING RECENT SUB-ADVISER CHANGE
An Information Statement regarding a recent sub-adviser change related to the Destinations Real Assets Fund (the “Fund”), a series of Brinker Capital Destinations Trust (the “Trust”), is now available online for your review and information. This notice only provides you an overview of more complete information included in the Information Statement, and we encourage you to access and review the Information Statement online, using the instructions included in this Notice.
We are not asking you for a proxy and you are not required to send us a proxy.
On December 1, 2025, Nomura Holdings America Inc. (“Nomura”) acquired Macquarie Asset Management’s U.S. and European public investments business (the “Transaction”). Prior to the Transaction, Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, served as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between DIFA and Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments (the “Adviser”), the investment adviser of the Fund (the “DIFA Sub-Advisory Agreement”). DIFA was included in the Transaction and, as a result, became a wholly-owned subsidiary of Nomura and was renamed Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. The Transaction resulted in a change of control of DIFA and, as a result of the change of control, the automatic termination of the DIFA Sub-Advisory Agreement.
In anticipation of the Transaction, the Board of Trustees of the Trust unanimously approved a new sub-advisory agreement for the Fund with NIFA at an in-person meeting held on September 9-10, 2025. The new sub-advisory agreement between the Adviser and NIFA became effective at the time of the consummation of the Transaction. The Board approved the new sub-advisory agreement upon the recommendation of the Adviser. The Adviser’s recommendation was based on several factors, including that the new sub-advisory agreement contains terms that are substantively identical to the terms in the DIFA Sub-Advisory Agreement and that the Transaction and resulting change of control are not expected to have any impact on the portfolio management team responsible for the day-to-day management of the Fund’s assets allocated to DIFA.
The Trust and the Adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Adviser, with the approval of the Board of Trustees of the Trust (the “Board”), to enter into a sub-advisory agreement on behalf of the Fund without obtaining shareholder approval, subject to certain conditions. One condition of the exemptive order requires the Adviser to furnish shareholders with information about the sub-adviser and the sub-advisory agreement. The Information Statement is intended to comply with that condition.
The online Information Statement provides more complete information. The Information Statement will be available to view and print on the Fund’s website at https://destinationsfunds.com/destinations-real-assets/?table-name=share-class-i at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling (877) 771-7979 or by writing to the Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
If you have requested a paper copy of this Information Statement, only one copy will be mailed to a single household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. To make changes to your householding arrangement, please contact the Fund by calling 1-877-771-7979 or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
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INFORMATION STATEMENT
BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, Pennsylvania 19312
DESTINATIONS REAL ASSETS FUND
February 26, 2026
Dear Shareholder,
This Information Statement is being made available to the shareholders of the Destinations Real Assets Fund (the “Fund”), a series of the Brinker Capital Destinations Trust (the “Trust”), to notify shareholders of the approval of a new sub-advisory agreement for the Fund.
The Trust operates pursuant to an order of exemption from the U.S. Securities and Exchange Commission issued on March 16, 2017 (the “SEC Order”) that permits Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments (the “Adviser”), the investment adviser of the Fund, to enter into, change or terminate agreements with investment sub-advisers with the approval of the Trust’s Board of Trustees, but without obtaining Fund shareholder approval. As a condition of the SEC Order, the Adviser is required to make available to shareholders information about any new sub-adviser or new sub-advisory agreement and to notify Fund shareholders when the information becomes available.
We are not asking you for a proxy and you are not required to send us a proxy.
Please take a few minutes to review this Information Statement and thank you for investing in the Fund.
Sincerely,
/s/Brian Ferko
Brian Ferko
President & Chief Operations Officer
Brinker Capital Destinations Trust
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INFORMATION STATEMENT
BRINKER CAPITAL DESTINATIONS TRUST
1055 Westlakes Drive, Suite 250
Berwyn, Pennsylvania 19312
DESTINATIONS REAL ASSETS FUND
February 26, 2026
This document is an Information Statement for shareholders of the Destinations Real Assets Fund (the “Fund”), a series of Brinker Capital Destinations Trust (the “Trust”).
Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments (the “Adviser”) is the investment adviser to the Fund. Pursuant to an order of exemption from the U.S. Securities and Exchange Commission issued on March 16, 2017 (the “SEC Order”), the Adviser employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to the fund. The SEC Order exempts the Adviser and Brinker Capital Destinations Trust (the “Trust”) from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Adviser, subject to Board of Trustees (the “Board”) approval and certain other conditions, to enter into, change or terminate sub-advisory agreements on behalf of the Fund without a shareholder vote. A condition of the SEC Order requires the Fund’s shareholders to be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of a sub-advisory agreement with Nomura Investments Fund Advisers with respect to the Fund.
This Information Statement is provided solely for informational purposes. This is not a proxy statement. We are not asking you for a proxy and you are not requested to send us a proxy. The Fund will bear the expenses incurred in connection with preparing this Information Statement.
Appointment of a New Sub-Adviser
Prior to the consummation of the Transaction (defined below), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“DIFA”), had been serving as an investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and DIFA (the “DIFA Sub-Advisory Agreement”). On December 1, 2025, Nomura Holdings America Inc. (“Nomura”) acquired Macquarie Asset Management’s U.S. and European public investments business (the “Transaction”). DIFA was included in the Transaction and, as a result, became a wholly-owned subsidiary of Nomura and was renamed Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. The Transaction resulted in a change of control of DIFA and, as a result of the change of control, in the automatic termination of the DIFA Sub-Advisory Agreement.
In anticipation of the Transaction, at an in-person Board meeting held on September 9-10, 2025 (the “Meeting”), the Adviser recommended and the Board, including all of the trustees who are not “interested persons” of the Trust (each an “Independent Trustee”) as defined in the 1940 Act, approved NIFA as a sub-adviser to the Fund. The Adviser recommended NIFA as a sub-adviser to the Fund because it believes that it would be in the best interests of the shareholders of the Fund for DIFA (renamed NIFA) to continue to provide sub-advisory services to the Fund, without interruption, after the consummation of the Transaction. The Adviser’s recommendation was based on several factors, including that the new sub-advisory agreement contains terms that are substantively identical to the terms in the DIFA Sub-Advisory Agreement and that the Transaction and resulting change of control are not expected to have any impact on the portfolio management team responsible for the day-to-day management of the Fund’s assets allocated to DIFA.
Under the terms of a new sub-advisory agreement by and between the Adviser and NIFA (the “New Sub-Advisory Agreement”), NIFA makes investment decisions for the portion of the assets of the Fund allocated to it by the Adviser, and continuously reviews, supervises, and administers the Fund’s investment program with respect to those assets.
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The Board’s Considerations
In preparation for the Meeting, the Board requested and received written and oral information from the Adviser and NIFA necessary to evaluate the terms of the New Sub-Advisory Agreement. The Board also met with representatives of the Adviser and considered information provided by NIFA and the Adviser about NIFA’s portfolio managers, investment philosophy, strategy and process, as well as other factors, as well as the information that had been provided to it with respect to DIFA and its sub-advisory services to the Fund in connection with the initial approval of the DIFA Sub-Advisory Agreement and at subsequent Board meetings.
In approving NIFA as a sub-adviser to the Fund, the Board evaluated the information provided by the Adviser and NIFA regarding: (i) the terms, conditions, and expected timing of the Transaction, and the reasons for the Transaction; (ii) the nature and quality of the services rendered to the Fund by DIFA and expected to be rendered to the Fund by NIFA; (iii) the investment objectives and policies of the Fund and NIFA’s strategy; (iv) the history, reputation, qualifications and background of NIFA and its investment personnel and NIFA’s financial condition; (v) the performance record of NIFA; and (vi) other factors deemed relevant. The Board also reviewed the fees to be paid by the Adviser to NIFA, including any benefits to be received by NIFA in connection with soft dollar arrangements or other than from its sub-advisory fees.
The Board, including all of the Independent Trustees voting separately, used this information and other information it deemed relevant, in making its decision to approve NIFA as a sub-adviser to the Fund and reached the following conclusions:
Nature, Extent and Quality of Services.
The Board received and considered information regarding the nature, extent and quality of services provided by DIFA under the DIFA Sub-Advisory Agreement and expected to be provided by NIFA under the NIFA Sub-Advisory Agreement. The Board considered representations from NIFA that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Fund, and that the portfolio managers of the Fund’s assets allocated to DIFA were not expected to change in connection with the Transaction. In addition, the Trustees considered that the terms of the NIFA Sub-Advisory Agreement were substantially identical to those of the DIFA Sub-Advisory Agreement. The Trustees considered that NIFA’s compliance program was expected to be substantially similar to DIFA’s compliance program and the supervisory activities performed by the Adviser with respect to DIFA, including monitoring DIFA’s compliance with the investment objectives, policies, and restrictions of the allocated assets of the Fund, and the fact that those supervisory activities would continue unchanged with respect to NIFA after the closing of the Transaction. The Board considered NIFA’s specific responsibilities in all aspects of the day-to-day management of the portion of the Fund’s assets allocated to NIFA, noting that those responsibilities would be the same as DIFA’s responsibilities in the management of those assets. The Board also considered the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the Fund’s assets that were managed by DIFA and to be managed NIFA, noting that there were not expected to be any changes to the Fund’s portfolio managers as a result of the Transaction, and of other key personnel of NIFA.
The Board concluded that, overall, the nature, extent and quality of the investment advisory services expected to be provided by NIFA supported the approval of the NIFA Sub-Advisory Agreement.
Performance.
The Board considered information regarding DIFA’s historical performance returns for the investment strategy prior to the Transaction, from 2020 through the most recent quarter of 2025, with such performance compared to its benchmark. The Board discussed with representatives of the Adviser the investment strategy that had been employed by DIFA and would be employed by NIFA, its portfolio managers’ experience, and the Adviser’s experience and reputation in evaluating, and overseeing investment managers, including the process and diligence undertaken by the Adviser in evaluating sub-adviser performance. Based on this information and NIFA’s representations that (i) the investment strategy to be employed by NIFA with respect to the Fund would be the same as the investment strategy employed by DIFA with respect to the Fund, (ii) the portfolio managers of the Fund were not expected to change in connection with the Transaction, and (iii) the resources, including research resources, that would be available to NIFA in connection with the provision of services to the Fund would be substantially the same as the resources that had been available to DIFA, the Board concluded, within the context of its full deliberations, that the investment results that DIFA had been able to achieve for the Fund prior to the Transaction were sufficient to support approval of the NIFA Sub-Advisory Agreement.
Sub-Advisory Fee, Profitability and Economies of Scale.
The Board considered that the sub-advisory fees payable by the Adviser to NIFA under the NIFA Sub-Advisory Agreement would be the same as the fees payable by the Adviser to DIFA under the DIFA Sub-Advisory Agreement and considered the level of fees in light of the nature, extent and quality of the sub-advisory services that had been provided by DIFA, and were expected to be
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provided by NIFA, to the Fund. The Board also reviewed and considered whether any fee waiver and/or expense reimbursement arrangements were in place for the Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account), noting in particular the existence of an ongoing contractual fee waiver that limits the total amount of advisory fees that may be retained by the Adviser to 44.4 basis points of the Fund’s assets. The Board noted that the sub-advisory fee that was payable to DIFA, and that would be payable to NIFA, was the product of an arms-length negotiation between the Adviser and DIFA, whereby the Adviser has no incentive to not vigorously negotiate the sub-advisory fees, given that a lower total advisory fee will make the Fund more competitive in the marketplace, generally.
The Board also considered whether the level of compensation and profitability realized by DIFA prior to the Transaction was reasonable in connection with its management of the Fund and would support the approval of the NIFA Sub-Advisory Agreement. The Board considered comparable fee information for other sub-advised funds and accounts that had been managed by DIFA and would be managed by NIFA. As with the fee levels, when considering the profitability of NIFA, the Board took into account the fact that compensation with respect to DIFA previously, and now NIFA, reflects an arms-length negotiation.
The Board considered and discussed whether the size of the assets proposed to be allocated to NIFA and the size of NIFA’s investment strategy as a whole warranted consideration of whether sufficient economies of scale could be realized by NIFA with respect to its management of the Fund, such that the implementation of a breakpoint fee or a fee reduction might be appropriate. As part of this assessment, the Board took into consideration inflow and outflow trends, across various periods, as well as recent market trends for mutual funds overall. The Board also noted that, to the extent the Fund’s assets increase over time, the Fund and its shareholders, in general, should realize economies of scale as certain expenses, such as fixed fees, become a smaller percentage of overall assets.
Other Considerations.
The Board considered other benefits that had been received by DIFA and that could be expected to be received by NIFA and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage, the opportunity to offer additional products and services to Fund shareholders, or other benefits that could accrue in terms of increased visibility or reputation within the industry (so-called “fall-out benefits”). The Board determined that any such ancillary benefits that NIFA and its affiliates would receive through its management of the Fund were reasonable.
After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Trustees, with the advice of Fund counsel and independent legal counsel, unanimously resolved to approve the sub-advisory agreement with NIFA, having determined that the agreement would be in the best interests of the Fund and its shareholders.
The NIFA Sub-Advisory Agreement
The terms of the new sub-advisory agreement with NIFA are substantially the same as the terms of the DIFA Sub-Advisory Agreement, except with respect to the effective date, the initial term and the change from DIFA to NIFA. The DIFA Sub-Advisory Agreement was approved by the Board at the September 2024 Board meeting for an initial two year-term.
Under the NIFA Sub-Advisory Agreement, NIFA makes all investment decisions for the portion of the Fund’s assets allocated to it. NIFA discharges its responsibilities under the sub-advisory agreement subject to the supervision of the Adviser and the Board and has agreed to do so in a manner consistent with the Fund’s investment objective, policies, and restrictions. The sub-advisory agreement is dated December 1, 2025, and has an initial term ending November 30, 2027. Thereafter, the continuance of the new sub-advisory agreement may continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are Independent Trustees, by vote cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.
For its services to the Fund under the NIFA Sub-advisory Agreement, NIFA receives a sub-advisory fee based on the average daily net asset value of the assets of the Fund allocated to NIFA. As a result of the approval of NIFA as a sub-adviser to the Fund, the total sub-advisory fees paid by the Adviser with respect to the Fund will be unchanged and the portion of the total advisory fee retained by the Adviser will continue to equal 44.4 basis points. The total advisory fee retained by the Adviser continues to be limited by a contractual fee waiver pursuant to an agreement that shall remain in effect until June 30, 2026.
The above information regarding the NIFA Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the NIFA Sub-Advisory Agreement, which is attached as Appendix A.
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Additional Information about NIFA
NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), which is a statutory trust organized under the laws of Delaware. Nomura Investment Management Business Trust is located at 610 Market Street, Philadelphia, Pennsylvania 19106, and is registered as an investment adviser with the U.S. Securities & Exchange Commission. NIMBT is a subsidiary of Nomura Holding America Inc. (“NHA”), which is a wholly owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese company. Nomura Asset Management (“NAM”) is part of the Investment Management Division of the Nomura Group, which provides integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. NAM primarily operates through several distinct investment managers, which include NIMBT and its NIFA series.
Listed below is the name and titles of NIFA’s principal executive officers. The address of each principal executive officer is 610 Market Street, Philadelphia, Pennsylvania 19106.

Name	Title
David Forrester Connor	SVP/General Counsel/Secretary/Managing Director
Shawn Keith Lytle	Chief Executive Officer/Senior Managing Director
Richard Salus	SVP/Global Head of Fund Servies/Managing Director
Michael Francis Capuzzi	SVP/US Chief Operations Officer/Managing Director
Robert Peter Wolfangel	SVP/Managing Director
Martin Joel Wolin	Chief Compliance Officer
Robert Stark	President/Deputy Chief Executive Officer/Managing Director
Euguene James Chiulli	Chief Financial Officer/Managing Director

Comparable Funds
NIFA currently does not serve as an investment adviser or sub-adviser to any funds or accounts that employ an investment strategy substantially similar to that which NIFA will use with respect to the Fund’s assets.
Payments of Commissions to Affiliated Brokers
During the Fund’s most recently completed fiscal year ended February 28, 2025, the Fund did not pay any brokerage commissions to brokers who are affiliated persons of the Fund.
Purchases of NIFA’s Securities by the Trustees
As of December 31, 2025, no Trustee of the Trust had purchased or sold any securities of the current or former parent entities of NIFA.
There were no changes in ownership in 2025.
OTHER INFORMATION
Adviser
Orion Portfolio Solutions d.b.a. Brinker Capital Investments serves as the investment adviser to the Fund and is located at 17605 Wright Street, Omaha, Nebraska 68130.
Distributor
Foreside Fund Services, LLC, serves as the distributor to the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.
Outstanding Shares
As of the Record Date, there were issued and outstanding 145,440,848.450 shares of the Fund. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date.
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Administrator
Brown Brothers Harriman & Co. serves as the administrator to the Fund and is located at 50 Post Office Square, Boston, Massachusetts, 02110.
Shareholder Communications
The Board has provided a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Brinker Capital Destinations Trust PO Box 2175 Milwaukee, WI 53201, who will forward such communication to the Board or the specified Trustee(s).
Householding
If you have requested a paper copy of this Information Statement, only one copy will be mailed to a single household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. To make changes to your householding arrangement, please contact the Fund by calling 1-877-771-7979 or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
Annual/Semi-Annual Reports
Shareholders can obtain a copy of the Fund’s most recent Annual Report and Semi-Annual Report on the same website on which this Information Statement is available, or by calling 1-877-771-7979 or by writing to the Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201. Paper copies of such reports will be provided free of charge.
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Appendix A
BRINKER CAPITAL DESTINATIONS TRUST
INVESTMENT SUB-ADVISORY AGREEMENT
INVESTMENT SUB-ADVISORY AGREEMENT, effective as of the 1st day of December, 2025, between Orion Portfolio Solutions, LLC, a limited liability company organized and existing under the laws of the State of Nebraska, d.b.a. Brinker Capital Investments (the “Adviser”), and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (the “Sub-Adviser”), a statutory trust under the laws of Delaware.
WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of September 24, 2020 (the “Advisory Agreement”) with Brinker Capital Destinations Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”);
WHEREAS, the Trust is and will continue to be a series Trust having two or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund”);
WHEREAS, the Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and
WHEREAS, the Adviser desires to engage the services of the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund(s) listed on Schedule A, which the Adviser may from time to time assign to the Sub-Adviser (the “Allocated Assets”) and the Sub-Adviser is willing to furnish such services.
NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:
1. APPOINTMENT. Adviser hereby engages the Sub-Adviser to act as a sub-adviser for and to manage the Allocated Assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such engagement and agrees to render the services herein set forth, for the compensation herein provided.
2. DUTIES OF THE SUB-ADVISER.
A. INVESTMENT ADVISORY SERVICES. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Assets in accordance with each Fund’s investment objective, policies, and restrictions as provided in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Registration Statement”), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and such other limitations as the Adviser may institute. The Sub-Adviser shall (a) make investment decisions for the Allocated Assets; (b) place purchase and sale orders for portfolio transactions for the Allocated Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Allocated Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Allocated Assets. The Adviser agrees to deliver to the Sub-Adviser any amendments or supplements to the Trust’s Registration Statement that contain changes that pertain to the Sub-Adviser prior to the effectiveness thereof (or as soon as reasonably practicable thereafter) and Adviser acknowledges that the Sub-Adviser reserves the right to terminate its engagement hereunder upon written notice in the event the Sub-Adviser reasonably believes it can no longer manage the investments of the Allocated Assets in accordance with each Fund’s investment objective, policies and restrictions as provided therein.
B. SUB-ADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Agreement and Declaration of Trust dated October 12, 2016, as amended from time to time (the “Declaration of Trust”) and Registration Statement and with the written instructions and directions of the Board and the Adviser. The Sub-Adviser hereby agrees to:
(i)
regularly report to the Board and the Adviser (in such form and frequency as the Adviser and the Sub-Adviser mutually agree) with respect to the implementation of the investment program, compliance of the Allocated Assets with the Registration Statement, the 1940 Act and the Code, and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

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(ii)
upon request, consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)
upon request, provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Sub-Adviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the portfolios the Sub-Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Allocated Assets; and

(iv)	review schedules of the Allocated Assets periodically provided to the Sub-Adviser by the Adviser and promptly confirm to the Adviser the concurrence of the Sub-Adviser’s records with such schedules.
C. EXPENSES. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement, except as otherwise provided in paragraph D below. All other expenses to be incurred in the operation of each Fund will be borne by the Trust, except to the extent specifically assumed by the Sub-Adviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings, and any extraordinary expenses.
D. BROKERAGE. The Sub-Adviser will select brokers and dealers to effect all orders for the purchase and sale of Allocated Assets. In selecting brokers or dealers to execute transactions on behalf of the Allocated Assets of each Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Except as permitted by Rule l 7a-10 under the 1940 Act, the Sub-Adviser will not engage in principal transactions with respect to the Allocated Assets with any broker-dealer affiliated with the Adviser or with any other adviser to each Fund, and will engage in agency transactions with respect to the Allocated Assets with such affiliated broker-dealers only in accordance with all applicable rules and regulations. The Sub-Adviser will provide to the Adviser a list of its affiliated broker-dealers, as such may be amended from time to time. The Adviser will provide to the Sub-Adviser a list of its affiliated broker-dealers.
E. AGGREGATION OF ORDERS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Allocated Assets as well as other clients of the Sub-Adviser, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Allocated Assets.
F. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Allocated Assets of each Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon each Fund’s or the Adviser’s request, provided, however, that the Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 3la-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, the Sub-Adviser has no responsibility for the maintenance of the records of each Fund, except for those related to the Allocated Assets.
G. SUB-ADVISER COMPLIANCE RESPONSIBILITIES. The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for each Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform compliance testing with respect to the Allocated Assets based upon information in
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its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. Specifically, the Sub-Adviser shall not be responsible for each Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to each Fund as a whole or for each Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Allocated Assets would not be in such violation or failing to so qualify if the Allocated Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code. The Adviser or Trust’s Administrator shall promptly provide the Sub-Adviser with copies of the Trust’s Declaration of Trust, Amended and Restated By-Laws, Registration Statement and any written policies or procedures adopted by the Board applicable to the Allocated Assets and any amendments or revisions thereto. The Sub-Adviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence the Sub-Adviser’s compliance with such Registration Statement, policies or procedures.
H. PROXY VOTING. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the economic interests of each Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Allocated Assets. The Adviser shall cause to be forwarded to the Sub-Adviser or its designee all proxy solicitation materials that the Adviser receives. The Sub-Adviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the Advisers Act. The Sub-Adviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably acceptable to the Board. Upon reasonable request, the Sub-Adviser shall provide the Adviser with all proxy voting records relating to the Allocated Assets, including but not limited to those required by Form N-PX. The Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to the Adviser, attesting, to the best of the Sub-Adviser’s knowledge, to the accuracy and completeness of such proxy voting records.
I. USE OF NAMES. The Sub-Adviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser hereby approves of all uses of its or the Trust’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission. The Adviser shall not use the name, logo, insignia, or other identifying mark of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser hereby approves of all uses of its name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission.
J. OTHER SUB-ADVISERS. With respect to any Fund, (i) the Sub-Adviser will not consult with any other adviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets; and (ii) the Sub-Adviser will provide advice and otherwise perform services hereunder exclusively with respect to the Allocated Assets of that Fund.
Notwithstanding the foregoing, the Adviser acknowledges and agrees that the Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through or with the assistance of such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement and share information regarding the Agreement and Sub-Adviser’s services hereunder on behalf of the Fund with such affiliated persons. Without limiting the generality of the foregoing, the Adviser acknowledges and agrees that officers and employees of affiliated persons of the Sub-Adviser, including those located outside of the United States, may participate in the management of the Allocated Assets, including by providing discretionary investment management, research, trading and related services, in their capacities as “associated persons” of the Sub-Adviser in accordance with applicable exemptive relief and/or no-action or other guidance from the U.S. Securities and Exchange Commission as to so-called “participating affiliate” arrangements (see, e.g., Uniao de Bancos de Brasileiros S.A, SEC No-Action Letter (July 28, 1992)). The Sub-Adviser acknowledges and agrees that it shall be responsible for any such services provided by or with the assistance of its affiliated persons under this Agreement to the same extent as if the Sub-Adviser were to provide such services directly hereunder.
K FUND HOLDINGS. Except disclosures to affiliates and third-parties as necessary for Sub-Adviser to perform its duties under this Agreement, the Sub-Adviser will not disclose, in any manner whatsoever, any list of securities held by each Fund, except in accordance with that Fund’s portfolio holdings disclosure policy.
3. COMPENSATION OF SUB-ADVISER. The Adviser will pay the Sub-Adviser, with respect to each Fund on Schedule A attached hereto, the compensation specified in Schedule A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Allocated Assets’ average daily net assets as determined by the Trust’s accounting agent. The Adviser will
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use its best efforts to cause the monthly payment to be made to the Sub-Adviser approximately on or about the same date upon which the Trust pays the Adviser its advisory fee, which the parties generally expect to occur between the seventh and tenth day following the end of the prior month. Compensation for any partial period shall be pro-rated based on the length of the period.
4. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement.
5. INDEMNIFICATION.
A. The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided however that the Adviser will not indemnify the Sub-Adviser for Losses resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the perfotn1ance of its duties or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.
B. The Sub-Adviser agrees to indemnify and hold harmless the Adviser from and against any and all Losses resulting from the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Sub-Adviser’s obligations and duties under this Agreement; provided however that the Sub-Adviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.
6. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser with respect to the Allocated Assets are not to be deemed to be exclusive, and the Sub-Adviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies. The Adviser acknowledges that the Sub-Adviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Allocated Assets) or employee accounts which may invest in some of the same securities recommended to advisory clients. In addition, advice provided by the Sub-Adviser may differ from advice given by its affiliates.
7. MAINTENANCE OF INSURANCE. The Sub-Adviser will seek to maintain insurance in the types and in an amount materially similar for Sub-Adviser’s then current assets under management to that disclosed to the Board in connection with its approval of this Agreement and shall provide prompt notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are reasonably expected to be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
8. CONFIDENTIALITY. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities or is otherwise required by applicable law. In the event disclosure is required or requested as set forth above, the disclosing party will, to the extent reasonably practicable to do so under the circumstances then prevailing, provide prior written notice to the other party to allow such party an opportunity to seek an appropriate protective order or other relief, provided that such prior notice shall not be required when the disclosing party reasonably believes the request for disclosure is pursuant to a routine regulatory examination. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.
9. TERM OF AGREEMENT. This Agreement shall become effective as of the date hereof and shall continue in effect for an initial period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement,
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by vote cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, at any time, by the Adviser, by the Board, or by vote of holders of a majority of each Fund’s shares; or on 60 days’ written notice by the Sub-Adviser, and will terminate five business days after the Sub-Adviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).
10. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants, and agrees as follows:
A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as set forth therein (the “Sub-Adviser Information”) and acknowledges that the Sub-Adviser Information is true and correct, contains no material misstatement of fact and does not omit any material fact necessary to make the statements therein not misleading. The Sub-Adviser further agrees to inform the Adviser and the Trust’s Administrator promptly if the Sub-Adviser Information ceases to be true and correct, contains a material misstatement of fact or omits any material fact necessary to make the statements therein not misleading.
B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Allocated Assets and (ii) identifying any material violations which have occurred with respect to the Allocated Assets. In the event the Sub-Adviser has identified to the Adviser a material violation that has occurred with respect to the Allocated Assets, the Sub-Adviser agrees to promptly provide to the Adviser such information as the Adviser may reasonably request in connection therewith.
C. The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the Advisers Act by the Sub-Adviser, its employees, officers and agents. Upon reasonable request, the Sub-Adviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Allocated Assets. The Sub-Adviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.
D. The Sub-Adviser has provided the Adviser and the Trust with a copy of its registration under the Advisers Act on Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with the Advisers Act. The Sub-Adviser acknowledges that it is an “investment adviser” to the Fund with respect to the Allocated Assets within the meaning of the 1940 Act and the Advisers Act.
E. The Sub-Adviser confirms that neither it nor its general partner is an affiliated person as defined in the 1940 Act of: (i) the Adviser; (ii) Foreside, the distributor for the Trust; or (iii) any trustee or officer of the Trust.
11. PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER. The Sub-Adviser will promptly notify the Adviser (1) in the event the SEC or other governmental authority has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or, to the best of the Sub-Adviser’s knowledge and to the extent permitted by applicable law, has commenced proceedings or an investigation that may result in any of these actions or (2) upon having a reasonable basis for believing that each Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Allocated Assets and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (i) certify periodically, upon the reasonable request of the Trust, that with respect to the Allocated Assets and
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the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) upon reasonable request and prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (iii) upon reasonable request and prior notice, provide the Trust’s chief compliance officer with direct access to its Chief Compliance Officer (or his/her designee); (iv) upon reasonable request, provide the Trust’s chief compliance officer with periodic reports and (v) promptly provide notice of any material compliance matters. The Sub-Adviser has in place and will observe procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Trust’s periodic reports on Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Trust’s Chief Executive Officer (Principal Executive Officer) and Treasurer/Chief Financial Officer (Principal Financial Officer) in certifying the Trust’s periodic reports on Form N-CSR, in a form reasonably satisfactory to the Trust.
12. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or, to the knowledge of the Adviser, has commenced proceedings or an investigation that may result in any of these actions and (2) upon having a reasonable basis for believing that each Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.
13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.
14. LIMITATION OF LIABILITY. The Adviser and the Sub-Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the Board members, shareholders, nominees, officers, employees or agents; whether past, present or future, of the Trust individually, but are binding only upon the assets and property of each Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been duly authorized by the Adviser and the Sub-Adviser, and signed by an authorized officer of each acting as such.
15. MISCELLANEOUS.
A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.
B. CHANGE IN CONTROL. No party to this Agreement may assign (as such term is defined in the 1940 Act) all or any portion of its rights, obligations or liabilities under this Agreement. The Sub-Adviser will notify the Adviser of any change in control of the Sub-Adviser (as such term is defined in the 1940 Act) reasonably in advance of the effective date of any such change of control such that the Board is able to consider and determine whether to approve a replacement sub-advisory agreement. The Sub-Adviser will make commercially reasonable efforts to notify the Adviser of any material change in the Sub-Adviser’s organization that does not result in a change of control of the Sub-Adviser within a reasonable time after such change. Delivery of the Sub-Adviser’s Disclosure Statement consisting of Part 2A of the Sub-Adviser’s Form ADV shall be deemed to satisfy this notification requirement. In addition, the Sub-Adviser will notify the Adviser of any changes in the portfolio manager(s) responsible for managing the Allocated Assets or the Sub-Adviser’s Principal Executive Officer, Principal Financial Officer or Chief Compliance Officer as soon as practicable in advance of the effective date of any such change, or immediately thereafter, such that the Trust is able to timely prepare a prospectus supplement disclosing such changes, to the extent applicable.
C. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
D. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.
E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the 1940 Act As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected
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in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.
F. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or the Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt.
All notices to the Adviser shall be sent to:
Brinker Capital Investments
Attention:
Brian Ferko
1055 Westlakes Drive
Berwyn, PA 19312
Email: brian.ferko@orion.com
With a copy to:
John J. O’Brien
Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, PA 19103
Email: john.obrien@morganlewis.com
All notices to the Sub-Adviser shall be sent to:
Nomura Investments Fund Advisers
Attention: Alexandra Parson
610 Market Street
Philadelphia, PA 19106
Email: Alexandra.Parson@nomura.com
With a copy to:
General Counsel at same address
G. DELIVERY OF FORM ADV. The Adviser acknowledges receipt of the Sub-Adviser’s Form ADV more than 48 hours prior to the execution of this Agreement.
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If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.
THE ADVISER:
ORION PORTFOLIO SOLUTIONS, LLC,
d.b.a. Brinker Capital Investments
By: /s/ Kylee Beach
Name: Kylee Beach
Title: General Counsel
THE SUB-ADVISER:
NOMURA INVESTMENTS FUND ADVISERS
By: /s/ Susan Natalini
Name: Susan Natalini
Title: Managing Director
Signature Page to Investment Sub-Advisory Agreement

Schedule A

Fund:	Investment Strate:	Fee:
Destinations Real Assets Fund	Diversified Real Assets	[Redacted]

Schedule A

Appendix B
Shareholders Owning Beneficially or of Record More Than 5% of the Fund

	Destinations Real Assets Fund
Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Class I	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Record Owner	85.52%
Class Z	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Record Owner	72.45%
Class Z	Nationwide Trust Company One Nationwide Plaza Columbus, OH 43215	Record Owner	13.51%
Class I	LPL Financial PO Box 509046 San Diego, CA 92150	Record Owner	6.23%

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